UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22051

Voya International High Dividend Equity Income Fund

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: March 1, 2019 to August 31, 2019

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
August 31, 2019
Voya International High Dividend Equity Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of a Fund’s annual and semi-annual shareholder reports, like this semi-annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let a Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for the Fund. The Fund’s Form N-Q or Form N-PORT are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Keeping the Headlines in Perspective

Dear Shareholder,
Global equity markets declined over August as trade tensions between the U.S. and China escalated and economic data deteriorated, particularly in the manufacturing sector. Concerns over the global growth outlook caused long-dated interest rates to fall. As a result, long-term U.S. Treasury bonds were the best performing major asset class during the month. Investors’ appetite for bonds seems to reflect expectations of economic deceleration, raising concerns about the potential for recession.
Despite these headwinds, we believe that U.S. consumers remain confident, supported by a favorable job environment and rising wages. In our opinion, consumer demand is bolstering estimates of U.S. economic growth. The economic growth rate is slowing, but from above-trend levels. This does not mean the economy is contracting; rather, it is growing more slowly than before.
Earnings on the S&P 500® Index recently grew 4.9% year-over-year despite the market headwinds. Although this is substantially lower than the growth rate in 2018, we consider this a reassuring sign of corporate financial fitness: earnings growth was expected to be negative at the start of the second quarter but as of this writing was significantly positive.
Uncertainty and volatility continue to beset the financial markets, making it imperative for investors to stay on course and avoid the pitfalls of timing exits from, and entrances into, different asset classes. In our view, market timing is less likely to achieve above-average gains than to result in missed opportunities. We believe you will fare better by staying focused on your goals, changing strategy only if your long-term goals change. Be sure to discuss any changes thoroughly with your financial advisor before taking action.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
September 20, 2019
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
More complete information about the Fund, including the Fund’s daily New York Stock Exchange closing prices and NAV per share, is available at www.voyainvestments.com or by calling the Fund’s Shareholder Service Department at (800) 992-0180. To obtain a prospectus for any Voya mutual fund, please call your financial advisor or a fund’s Shareholder Service Department at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Six Months Ended August 31, 2019

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, having fallen 17% from a peak on September 21 through Christmas, had then rebounded 16% to the end of February. Markets had been rattled by an intensifying economic slowdown outside of the U.S., an escalating trade war between the U.S. and China, and the Federal Open Market Committee (“FOMC”) having raised rates in December for the fourth time in 2018, all set to continue in 2019. (The Index returned 3.72% for the six-months ended August 31, 2019, measured in U.S. dollars.)
Relief came when FOMC Chairman Powell abruptly changed his tune. The FOMC would be “patient” as the economic data evolved. Secondly, on trade, the view emerged that the U.S. and China would find some face-saving “deal”.
Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the six-months that followed, and by the end of a rollercoaster ride, the Index was up 4.46%.
On perceived slowing global growth, there was little relief from most of the incoming data.
In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second quarter of 2019 was just 1.1%. German GDP actually fell in the second quarter, as did the UK’s. Beset with Brexit gloom and political division, the UK, led by a new hard-line prime minister, seemed to be hurtling out of the European Union without a deal to soften the blow.
Japan, with manufacturing also in contraction, managed GDP growth of 1.8% annualized in the second quarter. But exports and imports were both falling and core inflation languished at 0.6%.
China’s GDP grew at 6.2% in the second quarter, the smallest advance in 27 years. Industrial production was expanding at the slowest pace in 17 years, retail sales near the slowest in 16 years.
In the U.S., annualized first quarter growth surprised to the upside at 3.1%. Growth was flattered by volatile inventory and trade elements, however, and fell to 2.0% in the second quarter. This was heavily dependent on consumer spending, supported by a low unemployment rate, down to 3.7% in July.
Entering May, the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on some $250 billion of Chinese imports, mostly industrial goods, to 25%. Trade negotiations with China had evidently broken down. Later he unexpectedly threatened tariffs on Mexican goods for reasons related to illegal immigration. The Index fell 5.70% in May.
It was central banks to the rescue in June. On June 19, the FOMC left rates unchanged, but markets listened to Powell’s comments and heard him signal a cut in July. The European Central Bank and the Bank of Japan also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S./China trade conflict, agreed between the two Presidents on June 29.
July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a
“mid-cycle adjustment”. And it was back to trade-war angst in August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected. Next, China allowed the yuan to fall below 7 to the dollar, prompting the U.S. Treasury Dept. to label China a currency manipulator. China suspended imports of U.S. agricultural products and later announced tariffs on $75 billion of U.S. goods. The President then increased existing and planned tariffs by 5%.
The half-year ended with both sides still set to meet in September. It was not clear what either had to say to the other.
In U.S. fixed income markets, the story was falling yields and yield curve inversion. The U.S. 30-year Treasury yield fell below 2% for the first time ever and dipped below the yield on the S&P 500® Index for the first time since the depths of the financial crisis. The curve partially inverted, and by the end of August, the yield on the three-month bill was greater than the yield on the ten-year note by the most since 2007. For the half-year, the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.02%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 6.15%, ending about 3% below the record set on July 26. Bond surrogate real estate was the top performer, up 14.16%. Energy, exposed to a slowdown in global economic activity, was the weakest, down 10.41%.
In currencies, the dollar rose 3.50% against the euro and soared 9.05% against the Brexit-weakened pound, but lost 4.59% against the yen. The dollar still offers positive interest rates on its safest investments, unlike much of Europe. In times of market stress, however, Japan’s foreign investments tend to be repatriated, and yen-funded carry trades unwound, boosting the yen.
In international markets, the MSCI Japan® Index fell 3.98% in the half-year, reflecting Japan’s own vulnerability to a trade war and the resilient yen, despite a supportive central bank. The MSCI Europe ex UK® Index added 5.17%, while the MSCI UK® Index rose 4.25%. In both cases the sectors, arguably least affected by trade frictions, consumer staples and health care, made the biggest contributions. Energy, at risk from slowing global growth and financials, under pressure from low interest rates, detracted the most.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
EURO STOXX 50® Index	Covers 50 stocks from 12 euro zone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
FTSE 100 Index	A share index of the 100 most highly capitalized U.K. companies listed on the London Stock Exchange.
Hang Seng Index	A free float-adjusted market capitalization-weighted stock market index in Hong Kong.
Korean Stock Exchange KOSPI 200 Index (“KOSPI 200”)	An index tracking the 200 largest companies that trade on the Korea Exchange.
MSCI All Country Asia Pacific ex-Japan® Index	A free float-adjusted market capitalization weighted index designed to measure the equity market performance of Asia, excluding Japan.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe® Index	A free float-adjusted market capitalization weighted index designed to measure the equity market performance of the developed markets in Europe.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/ASX 200 Index (“ASX”)	An investable benchmark for the Australian equity market and it addresses the needs of investment managers seeking to benchmark against a portfolio characterized by sufficient size and liquidity. The Index measures the performance of the 200 largest index-eligible stocks listed on the Australian Securities Exchange by float-adjusted market capitalization. Representative, liquid, and tradable, it is widely considered Australia’s preeminent benchmark index. The Index is float adjusted, covering approximately 80% of Australian equity market capitalization.
Taiwan Stock Exchange Weighted Index (“TWSE”)	The index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange

Voya International High Dividend Equity Income Fund	Portfolio Managers’ Report

Voya International High Dividend Equity Income Fund (the “Fund”)* is a diversified closed-end fund. The primary investment objective of the Fund is to seek to provide total return through a combination of current income and realized gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by:
•
investing at least 80% of its managed assets in a portfolio of international dividend-producing securities or derivatives linked to such securities or indices that include such securities, which the sub-adviser believes will pay above-average, sustainable, dividends; and

•
selling call options on selected international, regional or country indices, and/or on equity securities and/or exchange-traded funds (“ETFs”).

Portfolio Management: The Fund is managed by Vincent Costa, CFA, Paul Zemsky, CFA, Peg DiOrio, CFA, and Steve Wetter Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Advisers.
Equity Portfolio Construction: The Fund seeks to achieve its investment objectives by investing at least 80% of its managed assets in a portfolio of international dividend-producing securities, or derivatives linked to such securities or indices that include such securities, which the sub-adviser believes will pay above-average, sustainable, dividends. The Fund normally invests across a broad range of countries, industries and market sectors, included in the MSCI EAFE® Index (the “Index”).
The Fund invests in equity securities and will select securities based upon quantitative analysis. The Sub-Adviser uses an internally developed quantitative computer model to create a target universe of global securities with above average dividend yields compared to the Index, which the Sub-Adviser believes exhibit stable dividend yields within each geographic region and industry sector. The model also seeks to exclude from the target universe securities issued by companies that the Sub-Adviser believes exhibit characteristics that indicate that they are at risk of reducing or eliminating the dividends paid on their securities. Once the Sub-Adviser creates this target universe, the Sub-Adviser seeks to identify the most attractive securities within various geographic regions and sectors by ranking each security relative to other securities within its region or sector, as applicable, using proprietary fundamental sector-specific models. The Sub-Adviser then uses optimization techniques to seek to achieve the portfolio’s target dividend yield, manage target beta, determine active weights, and neutralize region and sector exposures in order to create a portfolio that the Sub-Adviser believes will provide the potential for maximum total return consistent with maintaining lower volatility than the Index. Under certain market conditions, the Fund will likely earn a lower level of total return than it would in the absence of its strategy of maintaining a relatively lower level of volatility.
The Fund’s Option Strategy: To generate premiums, the Fund writes (sells) call options on selected international, regional or country indices, and/or on equity securities, and/or on ETFs with the underlying value of such calls generally represents 20% to 50% of the value of the Fund’s holdings of equity securities. The Fund seeks to generate gains from the call writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities. Call options will be written (sold) usually at-the-money, out-of-the-money or near-the-money and can be written

Portfolio Managers’ Report	Voya International High Dividend Equity Income Fund

both in exchange-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions. The Fund seeks to maintain written call options positions on selected international, regional or country indices, and/or on equity securities and/or on ETFs whose price movements, taken in the aggregate, are correlated with the price movements of the Fund’s portfolio.
Performance: Based on net asset value (“NAV”) as of August 31, 2019, the Fund provided a total return of  -2.40% for the six-month period.(1) This NAV return reflects a decrease in the Fund’s NAV from $6.16 on February 28, 2019 to $5.70 on August 31, 2019, after taking into account monthly distributions. Based on its share price as of August 31, 2019, the Fund provided a total return of  -5.09% for the six-month period.(1) This share price return reflects a decrease in the Fund’s share price from $6.09 on February 28, 2019 to $5.48 on August 31, 2019 after taking into account monthly distributions. During the period, the Fund made monthly distributions totaling $0.31 per share, characterized as $0.20 per share return of capital and $0.11 per share net investment income.(2) The Fund’s reference index, the MSCI EAFE® Index, returned -0.20% for the period May 21, 2019 through August 31, 2019. The Fund also used a customized reference index from March 1, 2019 through May 6, 2019, a blend of 55% MSCI Europe and 45% MSCI All Country Asia Pacific ex-Japan, to reflect its strategic emphasis. The blended reference index returned 2.55% for the period, with Asia-Pacific ex-Japan and Europe posting returns of 1.83% and 3.14%, respectively. As of August 31, 2019 the Fund had 8,424,620 shares outstanding.
Portfolio Specifics: March 1, 2019 – May 6, 2019: Equity Portfolio: Under the original mandate, for the period of 3/1/19 to 5/3/19, the equity sleeve of the Voya International High Dividend Equity Income Fund outperformed its custom index. Outperformance for the period was driven by strong stock selection, particular within the information technology and materials sectors. On an individual stock level basis, owning out-of-benchmark positions in Microsoft Corporation, Air Products and Chemicals, Inc. and Mondelez International, Inc. Class A were among the key contributors for the period. By contrast, stock selection within healthcare detracted the most value. The portfolio’s allocation to cash, although within typical range, was also a drag on relative returns. Among the key detractors for the period were owning out-of-benchmark positions in Pfizer Inc. and Chevron Corp. as well as not owning benchmark position Tencent Holdings Ltd.
Option Portfolio: The option strategy of the Fund seeks to reduce volatility of total returns as well as to gain by writing calls on selected equity indices. The construction of the option portfolio is such that there is a low tracking error with the reference index of the equity portfolio. The actual composition also depends on the attractiveness of volatility premiums and market trading opportunities.
During the period, call options were sold on the FTSE 100® Index, EuroStoxx 50 Index, ASX, KOSPI 200, TWSE and Hang Seng indices. The options had a maturity in the range of four to five weeks. Option coverage ratios, for both the Asian Pacific sleeve and for the European sleeve, were approximately 40%, equating to about 36% of the Fund’s net assets. The strike levels of the call options were generally at-the-money.
During the period, most markets were up in USD terms. As could be expected, in this generally downward market, the option portfolio had a negative contribution to overall return while the objective to reduce the volatility of the NAV was met.
For a period after May 6, 2019, until on or about May 20, 2019, VIM worked to transition the Fund’s portfolio in accordance with changes to the Fund’s investment strategy.
May 21, 2019 – August 31, 2019: Equity Portfolio: For the period, the Fund’s equity portfolio underperformed its reference index. In terms of the portfolio’s performance for the portion of the period since the transition, through August 31, 2019, low beta and dividend yield added value. By contrast, the core model detracted from value. The portfolio’s stock-specific exposures further drove underperformance. At the sector level, stock selection within the Utilities sector had the largest negative impact on returns. By contrast, stock selection was strongest within the industrials and energy sectors.
At the individual stock level, key detractors included overweight positions in Royal Dutch Shell Plc Class A, Centrica plc and Etablissementen Franz Colruyt N.V. Among the key contributors were not owning positions in benchmark stocks, HSBC Holdings Plc and BP plc and Royal Dutch Shell Plc Class B.

Voya International High Dividend Equity Income Fund	Portfolio Managers’ Report

Option Portfolio: For the period, the Fund’s covered-call strategy had a negative impact on returns. The Fund implemented this strategy by typically writing call options on regional indices, the selection and allocation of which result from an optimization intended to track closely the equity portfolio’s reference index. The strike prices of the options written were typically at or near the money with expiration dates around one month at inception.
The Fund’s covered-call strategy seeks to generate premiums and retain some potential for upside appreciation. This strategy detracted from returns during the period as the positive performance of the equity markets on balance resulted in losses on the short call options.
Current Strategy and Outlook: Global equity markets declined over August as trade tensions between the United States and China escalated and economic data deteriorated, particularly in the manufacturing sector. Concerns over the global growth outlook caused long-dated interest rates to fall. As a result, long-term U.S. Treasury bonds were the best performing major asset class during the month. In our view, investors’ appetite for bonds seems to reflect expectations of economic deceleration, raising concerns about the potential for recession.
Despite sluggish capital spending, discouraging news flow and the melancholy market mood, U.S. consumers remained resilient, buoyed by a favorable job environment, rising wages and high confidence. Consumer demand is propping up U.S. growth: the Congressional Budget Office’s has revised its estimate of trend growth up to 2.1%.
Earnings growth on the S&P 500® Index clocked in at 4.9% year-over-year. Although this is down substantially from more than 20% a year ago, we believe that it is actually a reassuring sign: earnings growth was expected to be negative at the start of the quarter, so the beat came as welcome relief in the face of heightening trade conflict, soft manufacturing prints and wavering business confidence. What’s more, in our opinion margins have held up remarkably well.
We think margins will continue to hold up better than most anticipate as rates are likely to remain low and labor costs, although increasing, should be held to manageable levels. Still, given the mature stage of the business cycle and growth headwinds, we are not expecting the double-digit earnings growth of the past few years. In our view, the majority of gains from here are likely to come from earnings multiple expansion.

*
The Board of Trustees (the “Board”) of the Fund has approved changes to the Fund’s sub-advisory relationship. The Board approved the reallocation of the Fund’s assets from NNIP Advisors B.V. to Voya Investment Management Co. LLC (“VIM”), effective May 6, 2019, following the termination of NNIP Advisors B.V.’s sub-sub-advisory agreement. In connection with these approvals, the investment strategies, reference index and portfolio managers of the Fund changed effective May 6, 2019.

In conjunction with the strategy and sub-adviser changes effective May 6, 2019, Peg DiOrio, and Steve Wetter were added as individuals responsible for the day-to-day management of the Fund alongside Paul Zemsky and Vincent Costa and Manu Vandenbulck, Robert Davis and Willem van Dommelen were removed as portfolio managers of the Fund.
In conjunction with the strategy and sub-adviser changes, effective on or about May 6, 2019, the Fund changed its reference benchmark from the 55% MSCI Europe Index/45% MSCI All Country Asia Pacific ex-Japan Index to the MSCI EAFE® Index which better reflects the Fund’s new strategies that are being employed.
For a period after May 6, 2019, until on or about May 20, 2019, VIM worked to transition the Fund’s portfolio in accordance with the investment strategy.
(1)
Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(2)
The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES as of August 31, 2019 (Unaudited)

ASSETS:
Investments in securities at fair value*	$47,415,157
Cash	467,321
Foreign currencies at value**	14,074
Receivables:
Investment securities sold	433,675
Dividends	209,123
Foreign tax reclaims	52,451
Unrealized appreciation on forward foreign currency contracts	35
Prepaid expenses	19
Reimbursement due from manager	15,939
Other assets	3,057
Total assets	48,610,851
LIABILITIES:
Payable for investment management fees	38,548
Payable to trustees under the deferred compensation plan (Note 6)	3,057
Payable for trustee fees	252
Other accrued expenses and liabilities	108,610
Written options, at fair value^	428,079
Total liabilities	578,546
NET ASSETS	$48,032,305
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$55,013,359
Total distributable loss	(6,981,054)
NET ASSETS	$48,032,305
* Cost of investments in securities	$49,198,122
** Cost of foreign currencies	$14,598
^ Premiums received on written options	$295,458
Net assets	$48,032,305
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	8,424,620
Net asset value	$5.70
See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the six months ended August 31, 2019 (Unaudited)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,218,032
Total investment income	1,218,032
EXPENSES:
Investment management fees	255,400
Transfer agent fees	12,012
Shareholder reporting expense	25,211
Professional fees	31,032
Custody and accounting expense	66,292
Trustee fees	1,011
Miscellaneous expense	15,018
Total expenses	405,976
Waived and reimbursed fees	(103,988)
Net expenses	301,988
Net investment income	916,044
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	(1,050,525)
Forward foreign currency contracts	(7,116)
Foreign currency related transactions	(37,554)
Written options	(292,118)
Net realized loss	(1,387,313)
Net change in unrealized appreciation (depreciation) on:
Investments	(745,194)
Forward foreign currency contracts	35
Foreign currency related transactions	(2,989)
Written options	(6,436)
Net change in unrealized appreciation (depreciation)	(754,584)
Net realized and unrealized loss	(2,141,897)
Decrease in net assets resulting from operations	$(1,225,853)
* Foreign taxes withheld	$125,599
^ Foreign taxes on sale of Indian investments	$13,758
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
FROM OPERATIONS:
Net investment income	$916,044	$1,058,950
Net realized gain (loss)	(1,387,313)	383,479
Net change in unrealized appreciation (depreciation)	(754,584)	(4,227,339)
Decrease in net assets resulting from operations	(1,225,853)	(2,784,910)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital)	(926,475)	(977,073)
Return of capital	(1,701,925)	(4,278,726)
Total distributions	(2,628,400)	(5,255,799)
FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	4,891	24,597
	4,891	24,597
Net increase in net assets resulting from capital share transactions	4,891	24,597
Net decrease in net assets	(3,849,362)	(8,016,112)
NET ASSETS:
Beginning of year or period	51,881,667	59,897,779
End of year or period	$48,032,305	$51,881,667
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
	Per share Operating Performance												Ratios and Supplemental Data
		Income (loss) from investment operations			Less Distributions									Ratios to average net assets
	Net asset value, beginning of year or period	Net investment income gain (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value(1)	Total Investment return at market value(2)	Net assets, end of year or period (000’s)	Gross expenses prior to expense waiver/recoupment(3)	Net expenses after expense waiver/recoupment(3)(4)	Net investment income (loss)(3)(4)	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)
08-31-19+	6.16	0.11•	(0.26)	(0.15)	0.11	—	0.20	0.31	5.70	5.48	(2.40)	(5.09)	48,032	1.59	1.19	3.60	158
02-28-19	7.11	0.13	(0.46)	(0.33)	0.12	—	0.50	0.62	6.16	6.09	(4.23)	(6.37)	51,882	1.59	1.25	1.94	83
02-28-18	6.78	0.15	0.81	0.96	0.17	—	0.46	0.63	7.11	7.19	14.42	15.71	59,898	1.50	1.25	2.13	49
02-28-17	6.47	0.17	0.93	1.10	0.19	—	0.60	0.79	6.78	6.78	18.33	32.92	57,042	1.51	1.25	2.53	43
02-29-16	8.59	0.20	(1.49)	(1.29)	0.25	—	0.58	0.83	6.47	5.76	(15.26)(5)	(19.80)	54,393	1.44	1.25	2.59	46
02-28-15	9.47	0.22	(0.27)	(0.05)	0.58	—	0.25	0.83	8.59	8.08	(0.49)	(4.07)	72,228	1.42	1.25	2.34	37
02-28-14	9.55	0.25	0.55	0.80	0.70	—	0.18	0.88	9.47	9.24	9.07	0.33	79,561	1.48	1.25	2.67	53
02-28-13	9.84	0.23•	0.47	0.70	0.24	—	0.75	0.99	9.55	10.13	7.89	10.94	80,095	1.50	1.26	2.53	94
02-29-12	11.16	0.30•	(0.53)	(0.23)	0.68	—	0.41	1.09	9.84	10.15	(1.66)	(7.01)	82,211	1.46	1.26	3.02	94
02-28-11	10.52	0.26	1.58	1.84	1.20	—	—	1.20	11.16	12.17	18.22	11.30	92,552	1.38	1.25	2.44	99
02-28-10	8.12	0.25	3.96	4.21	0.20	—	1.61	1.81	10.52	12.19	51.96	86.17	86,217	1.41	1.25	2.47	55

(1)
Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)
Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)
Annualized for periods less than one year.

(4)
The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended February 29, 2016, total return would have been (15.53)%.

+
Unaudited.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of August 31, 2019 (Unaudited)

NOTE 1 — ORGANIZATION
Voya International High Dividend Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. The Investment Adviser has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as sole Sub-Adviser to the Fund. Prior to May 6, 2019, VIL had engaged NNIP Advisors B.V. (“NNIP Advisors”), a subsidiary of NN Group N.V. (“NN Group”), domiciled in The Hague, The Netherlands, to serve as sub-sub-adviser to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Fund is calculated by taking the value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the number of shares that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar

NOTES TO FINANCIAL STATEMENTS as of August 31, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities,

NOTES TO FINANCIAL STATEMENTS as of August 31, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Fund intends to make monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such monthly distributions may also consist of return of capital. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP for investment companies.
The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of monthly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Fund’s portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.
As of the date of this report, the United States experiences a low interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to

NOTES TO FINANCIAL STATEMENTS as of August 31, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of August 31, 2019, the maximum amount of loss the Fund would incur if the counterparties to its derivative transactions failed to perform would be $35 which represents the gross payments to be received by the Fund on open forward foreign currency contracts were they to be unwound as of August 31, 2019. As of August 31, 2019, the Fund had not received any cash collateral for its open OTC derivative transactions.
The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of August 31, 2019, the fair value of written OTC call options subject to Master Agreements in a liability position was $428,079. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. As of August 31, 2019, the Fund had not pledged any cash collateral for its open written OTC call options at period end. There were no credit events during the period ended August 31, 2019 that triggered any credit related contingent features.
H. Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

During the period ended August 31, 2019, the Fund used forward foreign currency contracts to hedge its investments in non-U.S. dollar denominated equity securities in an attempt to decrease the volatility of the Fund’s NAV.
During the period ended August 31, 2019, the Fund had an average contract amount on forward foreign currency contracts to sell of  $17,213. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at August 31, 2019.
I. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
The Fund seeks to generate gains from the call options writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities. For the period ended August 31, 2019, the Fund had an average notional amount of $14,223,365 on written equity options. Please refer to the tables within the Portfolio of Investments for open written equity options at August 31, 2019.
J. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
The cost of purchases and the proceeds from sales of investments for the period ended August 31, 2019, excluding short-term securities, were $78,261,996 and $79,290,687, respectively.
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment management and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, payable monthly, based on an annual rate of 0.95% of the Fund’s average daily managed assets. Prior to May 6, 2019, the management fee was 1.10% of the Fund’s average daily managed assets. For the purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2019, there were no preferred shares outstanding.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily managed assets of the Fund. Subject to policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations. Prior to May 6, 2019, Voya IM had entered into a sub-sub-advisory agreement with NNIP Advisors.
NOTE 5 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.15% of average daily managed assets. Prior to May 6, 2019, the expense limit was 1.25%.
The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed

NOTES TO FINANCIAL STATEMENTS as of August 31, 2019 (Unaudited) (continued)

NOTE 5 — EXPENSE LIMITATION AGREEMENT (continued)

fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of August 31, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
August 31,
2020	2021	2022	Total
$148,389	$158,036	$206,284	$512,709
The Expense Limitation Agreement is contractual through March 1, 2021 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Reinvestment of distributions	Net increase in shares outstanding	Reinvestment of distributions	Net increase
Year or period ended	#	#	($)	($)
8/31/2019	782	782	4,891	4,891
2/28/2019	3,603	3,603	24,597	24,597
Share Repurchase Program
Effective April 1, 2019, pursuant to an open-market share repurchase program, the Fund may purchase, over the period ending March 31, 2020, up to 10% of its stock in open-market transactions. Previously, pursuant to an open-market share repurchase program effective April 1, 2018, the Fund may have purchased, over the period ended March 31, 2019, up to 10% of its stock in open-market transactions. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share.
For the period ended August 31, 2019 and the year ended February 28, 2019, the Fund had no repurchases.
NOTE 8 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The Fund has a tax year-end of December 31. The amounts shown below are estimated as of August 31, 2019.
The tax composition of dividends and distributions to shareholders was as follows:

NOTES TO FINANCIAL STATEMENTS as of August 31, 2019 (Unaudited) (continued)

NOTE 8 — FEDERAL INCOME TAXES (continued)

Six Months Ended August 31, 2019		Year Ended Feburary 28, 2019*
Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
$926,475	$1,701,925	$977,073	$4,278,726

*
Amounts were estimated as of February 28, 2019.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of August 31, 2019 were:
Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
	Amount	Character	Expiration
$(1,923,822)	$(2,032,899)	Short-term	None
	(2,925,716)	Long-term	None
$(4,958,615)
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of August 31, 2019, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2014.
NOTE 9 — OTHER ACCOUNTING PRONOUNCEMENTS
The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the change in accounting principle does not materially impact the financial statement amounts.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Fund has elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Fund’s financial statements. The Fund plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Fund is currently evaluating the impact of these changes on the financial statements.
NOTE 10 — SUBSEQUENT EVENTS
Dividends: Subsequent to August 31, 2019, the Fund made distributions of:
Per Share Amount	Declaration Date	Payable Date	Record Date
$0.052	8/15/2019	9/16/2019	9/4/2019
$0.030	9/19/2019	10/15/2019	10/2/2019
$0.030	10/15/2019	11/15/2019	11/4/2019
Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the monthly distribution payments made by the Fund may constitute a return of capital.
Auditor Change: On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Fund. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board of Trustees of the Fund and was approved by the Board of Trustees of the Fund.
KPMG’s reports on the Fund’s financial statements for the fiscal years ended February 28, 2019 and February 28, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended February 28, 2019 and February 28, 2018 and during the subsequent interim period through September 12, 2019: (i) there were no

NOTES TO FINANCIAL STATEMENTS as of August 31, 2019 (Unaudited) (continued)

NOTE 10 — SUBSEQUENT EVENTS (continued)

disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On September 12, 2019, the Audit Committee of the Board of Trustees and the Board of Trustees approved the selection of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the fiscal year ending February 29, 2020. During the Fund’s fiscal years ended February 28, 2019 and February 28, 2018, and the subsequent interim period through September 12, 2019, neither the Fund, nor anyone on its behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2019 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Australia: 7.9%
90,680		Aurizon Holdings Ltd.	$360,520	0.8
34,987		Coca-Cola Amatil Ltd.	255,964	0.5
55,794		Sydney Airport	316,426	0.7
822,152		Other Securities	2,846,197	5.9
			3,779,107	7.9
		Belgium: 0.3%
3,121		Other Securities	159,810	0.3
		China: 0.3%
37,500		Other Securities	126,121	0.3
		Denmark: 2.8%
2,546		Carlsberg A/S	376,064	0.8
3,095		Coloplast A/S	368,952	0.8
11,340		Novo Nordisk A/S	590,841	1.2
			1,335,857	2.8
		Finland: 2.2%
7,910		Sampo OYJ	314,272	0.7
50,113		Other Securities	726,091	1.5
			1,040,363	2.2
		France: 8.7%
4,325		Danone	387,473	0.8
3,111		Eiffage SA	322,371	0.7
24,717		Engie SA	375,816	0.8
7,122		Sanofi	611,833	1.3
2,792		Sodexo SA	316,366	0.6
84,980		Other Securities	2,149,571	4.5
			4,163,430	8.7
		Germany: 5.5%
5,588		BASF SE	369,740	0.7
2,643		Deutsche Boerse AG	388,343	0.8
11,735		Deutsche Post AG	385,090	0.8
19,784		Deutsche Telekom AG	330,286	0.7
89,805		Other Securities	1,190,427	2.5
			2,663,886	5.5
		Hong Kong: 3.2%
14,900		Hang Seng Bank Ltd.	310,383	0.6
390,193		Other Securities	1,253,089	2.6
			1,563,472	3.2
		Ireland: 0.1%
22,514		Other Securities	56,929	0.1
		Israel: 1.7%
110,649	(1)	Other Securities	796,396	1.7
		Italy: 4.2%
19,875		Assicurazioni Generali S.p.A.	361,276	0.8
22,213		ENI S.p.A.	335,270	0.7
163,920		Intesa Sanpaolo SpA	360,698	0.7
110,222		Other Securities	957,041	2.0
			2,014,285	4.2
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan: 24.5%
12,800		Canon, Inc.	$331,847	0.7
7,500		Fuji Film Holdings Corp.	320,778	0.7
13,800		Mitsubishi Corp.	335,631	0.7
7,900		Mitsubishi Heavy Industries Ltd.	296,558	0.6
22,900		Mitsui & Co., Ltd.	358,250	0.8
258,400		Mizuho Financial Group, Inc.	375,465	0.8
7,900		NEC Corp.	338,139	0.7
42		Nippon Building Fund, Inc.	308,359	0.6
17,100		NTT Docomo, Inc.	431,362	0.9
20,200		Sekisui House Ltd.	358,262	0.8
12,800		Subaru Corp.	342,470	0.7
22,900		Sumitomo Corp.	343,224	0.7
4,200		West Japan Railway Co.	353,846	0.7
400,794		Other Securities	7,256,944	15.1
			11,751,135	24.5
		Luxembourg: 0.4%
7,423		Other Securities	185,407	0.4
		Netherlands: 7.2%
14,036	(2)	ABN AMRO Bank NV	248,931	0.5
15,805		Koninklijke Ahold Delhaize NV	370,237	0.8
48,626		Koninklijke KPN NV	154,013	0.3
36,967		Royal Dutch Shell PLC - Class A	1,027,059	2.1
14,020		Unilever NV	869,914	1.8
5,231		Wolters Kluwer NV	376,556	0.8
27,785		Other Securities	434,907	0.9
			3,481,617	7.2
		New Zealand: 0.2%
39,753		Other Securities	110,670	0.2
		Norway: 1.1%
13,083		Mowi ASA	312,955	0.7
22,121		Other Securities	202,671	0.4
			515,626	1.1
		Singapore: 2.2%
149,600		Singapore Telecommunications Ltd.	341,238	0.7
278,100		Other Securities	716,128	1.5
			1,057,366	2.2
		Spain: 2.7%
1,742	(2)	Aena SME SA	314,530	0.7
12,240		Ferrovial SA - FERE	348,394	0.7
23,076		Other Securities	626,249	1.3
			1,289,173	2.7
		Sweden: 0.6%
19,827		Other Securities	315,209	0.6

See Accompanying Notes to Financial Statements

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2019 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Switzerland: 8.6%
128		Givaudan	$347,104	0.7
12,678		Nestle SA	1,424,683	3.0
8,710		Novartis AG	785,248	1.6
3,510		Roche Holding AG	959,144	2.0
1,422		Zurich Insurance Group AG	506,739	1.1
708		Other Securities	103,151	0.2
			4,126,069	8.6
		United Kingdom: 13.2%
40,511	(2)	Auto Trader Group PLC	262,619	0.5
56,636		BAE Systems PLC	376,636	0.8
6,238		Coca-Cola European Partners PLC - USD	351,449	0.7
16,273		Compass Group PLC	412,721	0.9
30,987		GlaxoSmithKline PLC	645,748	1.3
222,745		Vodafone Group PLC	421,436	0.9
1,182,186		Other Securities	3,868,318	8.1
			6,338,927	13.2
		Total Common Stock (Cost $48,640,030)	46,870,855	97.6
EXCHANGE-TRADED FUNDS: 1.1%
8,611		iShares MSCI EAFE ETF	544,302	1.1
		Total Exchange-Traded Funds (Cost $558,092)	544,302	1.1
		Total Investments in Securities (Cost $49,198,122)	$47,415,157	98.7
		Assets in Excess of Other Liabilities	617,148	1.3
		Net Assets	$48,032,305	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
The grouping contains non-income producing securities.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Sector Diversification	Percentage of Net Assets
Industrials	17.1%
Financials	17.0
Consumer Staples	13.6
Health Care	10.4
Consumer Discretionary	8.5
Communication Services	6.9
Materials	5.5
Utilities	5.5
Information Technology	5.0
Real Estate	4.8
Energy	3.3
Exchange-Traded Funds	1.1
Assets in Excess of Other Liabilities	1.3
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of August 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$3,779,107	$—	$3,779,107
Belgium	—	159,810	—	159,810
China	—	126,121	—	126,121
Denmark	—	1,335,857	—	1,335,857
Finland	—	1,040,363	—	1,040,363
France	366,262	3,797,168	—	4,163,430
Germany	144,417	2,519,469	—	2,663,886
See Accompanying Notes to Financial Statements

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2019 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2019
Hong Kong	—	1,563,472	—	1,563,472
Ireland	—	56,929	—	56,929
Israel	—	796,396	—	796,396
Italy	—	2,014,285	—	2,014,285
Japan	202,124	11,549,011	—	11,751,135
Luxembourg	100,514	84,893	—	185,407
Netherlands	—	3,481,617	—	3,481,617
New Zealand	—	110,670	—	110,670
Norway	—	515,626	—	515,626
Singapore	—	1,057,366	—	1,057,366
Spain	—	1,289,173	—	1,289,173
Sweden	—	315,209	—	315,209
Switzerland	—	4,126,069	—	4,126,069
United Kingdom	351,449	5,987,478	—	6,338,927
Total Common Stock	1,164,766	45,706,089	—	46,870,855
Exchange-Traded Funds	544,302	—	—	544,302
Total Investments, at fair value	$1,709,068	$45,706,089	$—	$47,415,157
Other Financial Instruments+
Forward Foreign Currency Contracts	—	35	—	35
Total Assets	$1,709,068	$45,706,124	$—	$47,415,192
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(428,079)	$—	$(428,079)
Total Liabilities	$—	$(428,079)	$—	$(428,079)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At August 31, 2019, the following forward foreign currency contracts were outstanding for Voya International High Dividend Equity Income Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 4,465	EUR 4,030	The Bank of New York Mellon	09/03/19	$35
				$35

See Accompanying Notes to Financial Statements

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2019 (Unaudited) (continued)

At August 31, 2019, the following OTC written equity options were outstanding for Voya International High Dividend Equity Income Fund:
Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
EURO STOXX 50® Index	Morgan Stanley & Co. International PLC	Call	09/13/19	EUR 3,329.080	1,651	EUR 5,657,580	$123,144	$(197,286)
FTSE 100 Index	Morgan Stanley & Co. International PLC	Call	09/13/19	GBP 7,117.150	422	GBP 3,041,430	59,465	(66,441)
Nikkei 225 Index	Morgan Stanley & Co. International PLC	Call	09/11/19	JPY 20,364.240	22,294	JPY 461,583,225	87,110	(97,421)
S&P/ASX 200 Index	Societe Generale	Call	09/11/19	AUD 6,396.860	516	AUD 3,407,775	25,739	(66,931)
							$295,458	$(428,079)
Currency Abbreviations
AUD – Australian Dollar
EUR – EU Euro
GBP – British Pound
JPY – Japanese Yen
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of August 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$35
Total Asset Derivatives		$35
Liability Derivatives
Equity contracts	Written options, at fair value	$428,079
Total Liability Derivatives		$428,079
The effect of derivative instruments on the Fund’s Statement of Operations for the period ended August 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Written options	Total
Equity contracts	$—	$(292,118)	$(292,118)
Foreign exchange contracts	(7,116)	—	(7,116)
Total	$(7,116)	$(292,118)	$(299,234)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Written options	Total
Equity contracts	$—	$(6,436)	$(6,436)
Foreign exchange contracts	35	—	35
Total	$35	$(6,436)	$(6,401)

See Accompanying Notes to Financial Statements

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2019 (Unaudited) (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at August 31, 2019:
	Morgan Stanley & Co. International PLC	Societe Generale	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts		$—	$35	$35
Total Assets		$—	$35	$35
Liabilities:
Written options	$361,148	$66,931	$—	$428,079
Total Liabilities	$361,148	$66,931	$—	$428,079
Net OTC derivative instruments by counterparty, at fair value	$(361,148)	$(66,931)	$35	$(428,044)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$(361,148)	$(66,931)	$35	$(428,044)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At August 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $48,923,197.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,058,541
Gross Unrealized Depreciation	(3,982,363)
Net Unrealized Depreciation	$(1,923,822)
See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:
1
At this meeting, a proposal was submitted to elect four members of the Board of Trustees to represent the interests of the holders of the Fund, with all four individuals to serve as Class III Trustees, for a term of three-years, and until the election and qualification of their successors.

An annual shareholder meeting of Voya International High Dividend Equity Income Fund was held July 9, 2019, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.
		Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Class III Trustees	Voya International High Dividend Equity Income Fund
	John V. Boyer	1*	7,045,817.880	317,678.000	0.000	0.000	7,363,495.880
	Patricia W. Chadwick	1*	7,066,222.880	297,273.000	0.000	0.000	7,363,495.880
	Sheryl K. Pressler	1*	7,066,222.880	297,273.000	0.000	0.000	7,363,495.880
	Christopher P. Sullivan	1*	7,050,204.880	313,291.000	0.000	0.000	7,363,495.880

*
Proposal Passed

After the July 9, 2019 annual shareholder meeting, the following Trustees continued on as Trustees of the Trust: Colleen D. Baldwin, Martin J. Gavin, Russell H. Jones, Joseph E. Obermeyer, Roger B. Vincent and Dina Santoro.

ADDITIONAL INFORMATION (Unaudited)

During the period, there were no material changes in the Fund’s investment objective or policies or in the principal risk factors associated with investment in the Fund. Effective May 21, 2109, the Fund employed a dividend focused quantitative strategy in selecting equity investments for the Fund. Effective May 6, 2019, Peg DiOrio, and Steve Wetter were added as individuals responsible for the day-to-day management of the Fund alongside Paul Zemsky and Vincent Costa and Manu Vandenbulck, Robert Davis and Willem van Dommelen were removed as portfolio managers of the Fund.
The Fund was granted exemptive relief by the SEC (the “Order”) which, under the 1940 Act, would permit the Fund, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) (“Managed Distribution Policy”). The Fund may in the future adopt a Managed Distribution Policy.
Dividend Reinvestment Plan
Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in
Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.
If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.
The Fund pays monthly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.
If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease

ADDITIONAL INFORMATION (Unaudited) (continued)

making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the NAV per common share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All questions concerning the Plan or a request to terminate participation should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.
KEY FINANCIAL DATES — CALENDAR 2019 DISTRIBUTIONS:
Declaration Date	Ex Date	Record Date	Payable Date
January 15, 2019	February 1, 2019	February 4, 2019	February 15, 2019
February 15, 2019	March 1, 2019	March 4, 2019	March 15, 2019
March 20, 2019	April 1, 2019	April 2, 2019	April 15, 2019
April 15, 2019	May 1, 2019	May 2, 2019	May 15, 2019
May 15, 2019	June 3, 2019	June 4, 2019	June 17, 2019
June 17, 2019	July 1, 2019	July 2, 2019	July 15, 2019
July 15, 2019	August 1, 2019	August 2, 2019	August 15, 2019
August 15, 2019	September 3, 2019	September 4, 2019	September 16, 2019
September 16, 2019	October 1, 2019	October 2, 2019	October 15, 2019
October 15, 2019	November 1, 2019	November 4, 2019	November 15, 2019
November 15, 2019	December 2, 2019	December 3, 2019	December 16, 2019
December 16, 2019	December 30, 2019	December 31, 2019	January 15, 2020
Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.
Stock Data
The Fund’s common shares are traded on the NYSE (Symbol: IID).
Repurchase of Securities by Closed-End Companies
In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act, the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.
Number of Shareholders
The number of record holders of common stock as of August 31, 2019 was 6, which does not include approximately 4,618 beneficial owners of shares held in the name of brokers of other nominees.
Certifications
In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on August 1, 2019 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Form N-CSR, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
Computershare, Inc.
480 Washington Boulevard
Jersey City, New Jersey 07310-1900
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information at (800) 992-0180.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163321         (0819-102419)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

PORTFOLIO OF INVESTMENTS
Voya International High Dividend Equity Income Fund	AS OF August 31, 2019 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Australia: 7.9%
21,326		AGL Energy Ltd.	$271,861	0.6
148,802		Alumina Ltd.	217,371	0.5
90,680		Aurizon Holdings Ltd.	360,520	0.7
72,473		AusNet Services	87,788	0.2
6,272		BHP Group Ltd.	153,961	0.3
64,105		Boral Ltd.	183,443	0.4
34,987		Coca-Cola Amatil Ltd.	255,964	0.5
21,244		Crown Resorts Ltd.	171,928	0.4
37,254		Harvey Norman Holdings Ltd.	109,851	0.2
2,270		Macquarie Group Ltd.	189,245	0.4
109,281		Scentre Group	297,037	0.6
13,067		Sonic Healthcare Ltd.	258,666	0.5
132,029		South32 Ltd. - AUD	233,302	0.5
42,375		Stockland	128,827	0.3
55,794		Sydney Airport	316,426	0.7
6,976		Transurban Group - Stapled Security	70,219	0.1
133,018		Vicinity Centres	231,874	0.5
4,898		Washington H Soul Pattinson & Co. Ltd.	68,806	0.1
6,762		Woolworths Group Ltd.	172,018	0.4
			3,779,107	7.9

		Belgium: 0.3%
3,121		Colruyt S.A.	159,810	0.3

		China: 0.3%
37,500		BOC Hong Kong Holdings Ltd.	126,121	0.3

		Denmark: 2.8%
2,546		Carlsberg A/S	376,064	0.8
3,095		Coloplast A/S	368,952	0.8
11,340		Novo Nordisk A/S	590,841	1.2
			1,335,857	2.8

		Finland: 2.2%
7,655		Nokian Renkaat OYJ	209,826	0.4
31,378		Nordea Bank Abp	196,247	0.4
2,030		Orion Oyj	75,445	0.2
7,910		Sampo OYJ	314,272	0.7
9,050		UPM-Kymmene OYJ	244,573	0.5
			1,040,363	2.2

		France: 8.7%
6,139		Alstom SA	262,481	0.5
7,383		Bouygues SA	280,448	0.6
469		Covivio	49,896	0.1
10,399		Credit Agricole SA	118,542	0.2
4,325		Danone	387,473	0.8
1,434		Edenred	69,827	0.1
3,111		Eiffage SA	322,371	0.7
24,717		Engie SA	375,816	0.8
12,018		Getlink SE	169,108	0.3
7,916		Klepierre SA	241,612	0.5
9,272		Orange SA	140,873	0.3
2,015		Peugeot S.A.	45,049	0.1
7,122		Sanofi	611,832	1.3
1,246		Societe BIC S.A.	79,620	0.2
10,675		Societe Generale	270,233	0.6
2,792		Sodexo SA	316,366	0.7
12,193		SUEZ	189,308	0.4
3,117		Total SA	155,658	0.3
704		Vinci SA	76,917	0.2
			4,163,430	8.7

		Germany: 5.5%
331		Adidas AG	98,113	0.2
6,976		Aroundtown SA	58,044	0.1
5,588		BASF SE	369,740	0.8
2,643		Deutsche Boerse AG	388,343	0.8
7,509		Deutsche Lufthansa AG	115,738	0.2
11,735		Deutsche Post AG	385,090	0.8
19,784		Deutsche Telekom AG	330,286	0.7
1,306		Deutsche Wohnen SE	46,304	0.1
1,881		Hannover Rueck SE	299,643	0.6
1,300		SAP SE	155,190	0.3
1,832		Siemens AG	183,204	0.4
60,690		Telefonica Deutschland Holding AG	154,552	0.3
7,980		TUI AG	79,639	0.2
			2,663,886	5.5

		Hong Kong: 3.2%
26,500		CK Hutchison Holdings Ltd.	230,360	0.5
29,493		CLP Holdings Ltd.	303,518	0.6
14,900		Hang Seng Bank Ltd.	310,383	0.6
112,000		HKT Trust / HKT Ltd.	174,959	0.4
2,200		Jardine Matheson Holdings Ltd.	119,631	0.2
26,000		NWS Holdings Ltd.	44,696	0.1
149,000		PCCW Ltd.	80,702	0.2
45,000		Power Assets Holdings Ltd.	299,223	0.6
			1,563,472	3.2

		Ireland: 0.1%
22,514		AIB Group PLC	56,929	0.1

		Israel: 1.7%
31,254	(1)	Bank Hapoalim BM	229,306	0.5
32,912		Bank Leumi Le-Israel BM	224,258	0.5
458		Elbit Systems Ltd.	70,714	0.1
16,498		Israel Chemicals Ltd.	74,508	0.2
25,568		Israel Discount Bank Ltd.	106,407	0.2
3,959		Mizrahi Tefahot Bank Ltd.	91,203	0.2
			796,396	1.7

		Italy: 4.2%
19,875		Assicurazioni Generali S.p.A.	361,276	0.8
6,917		Enel S.p.A.	50,181	0.1
22,213		ENI S.p.A.	335,270	0.7
163,920		Intesa Sanpaolo SpA	360,698	0.8
29,890		Mediobanca Banca di Credito Finanziario SpA	297,055	0.6
5,887		Recordati S.p.A.	258,305	0.5
60,179		Snam SpA	305,193	0.6
7,349		Terna Rete Elettrica Nazionale SpA	46,307	0.1
			2,014,285	4.2

		Japan: 24.5%
2,200		ABC-Mart, Inc.	140,518	0.3
5,300		Alfresa Holdings Corp.	119,876	0.3
8,500		ANA Holdings, Inc.	290,425	0.6
5,300		Aozora Bank Ltd.	122,346	0.3
12,800		Canon, Inc.	331,847	0.7

PORTFOLIO OF INVESTMENTS
Voya International High Dividend Equity Income Fund	AS OF August 31, 2019 (Unaudited) (CONTINUED)

96		Daiwa House REIT Investment Corp.	253,356	0.5
51,100		Daiwa Securities Group, Inc.	219,869	0.5
7,500		Fuji Film Holdings Corp.	320,778	0.7
3,700		Hamamatsu Photonics KK	127,662	0.3
7,900		Japan Airlines Co. Ltd.	246,572	0.5
21,300		Japan Post Holdings Co. Ltd.	193,555	0.4
26		Japan Prime Realty Investment Corp.	118,699	0.3
101		Japan Retail Fund Investment Corp.	202,123	0.4
17,100		JFE Holdings, Inc.	199,805	0.4
3,700		Kajima Corp.	44,975	0.1
5,300		Konami Holdings Corp.	240,170	0.5
26,600		Konica Minolta, Inc.	188,901	0.4
1,100		Kyocera Corp.	65,288	0.1
8,500		Kyushu Railway Co.	254,873	0.5
4,200		Lawson, Inc.	208,452	0.4
2,200		Maruichi Steel Tube Ltd.	53,439	0.1
2,200		McDonald’s Holdings Co. Japan Ltd.	103,198	0.2
8,500		Medipal Holdings Corp.	180,426	0.4
2,600		MEIJI Holdings Co., Ltd.	180,501	0.4
13,800		Mitsubishi Corp.	335,631	0.7
7,900		Mitsubishi Heavy Industries Ltd.	296,558	0.6
22,900		Mitsui & Co., Ltd.	358,250	0.8
7,500		MS&AD Insurance Group Holdings, Inc.	238,052	0.5
258,400		Mizuho Financial Group, Inc.	375,465	0.8
7,900		NEC Corp.	338,139	0.7
75		Nippon Prologis REIT, Inc.	203,151	0.4
42		Nippon Building Fund, Inc.	308,359	0.6
4,200		Nippon Electric Glass Co., Ltd.	87,021	0.2
11,700		Nippon Steel Corp.	163,397	0.3
39,400		Nissan Motor Co., Ltd.	243,432	0.5
17,100		NTT Docomo, Inc.	431,363	0.9
2,200		Oracle Corp. Japan	189,206	0.4
4,200		ORIX Corp.	61,971	0.1
25,600		Ricoh Co., Ltd.	236,611	0.5
3,200		Sankyo Co., Ltd.	110,703	0.2
19,100		Seiko Epson Corp.	253,699	0.5
20,200		Sekisui House Ltd.	358,262	0.8
8,500		Seven & I Holdings Co., Ltd.	300,614	0.6
12,800		Subaru Corp.	342,470	0.7
22,900		Sumitomo Corp.	343,224	0.7
7,500		Sumitomo Mitsui Financial Group, Inc.	245,762	0.5
5,900		Sundrug Co., Ltd.	183,404	0.4
2,200		Suzuken Co., Ltd.	118,118	0.3
1,600		Taisei Corp.	56,545	0.1
11,200		Teijin Ltd.	201,107	0.4
4,200		Toyo Suisan Kaisha Ltd.	170,885	0.4
96		United Urban Investment Corp.	179,987	0.4
4,200		West Japan Railway Co.	353,846	0.7
54,900		Yamada Denki Co., Ltd.	258,249	0.5
			11,751,135	24.5

		Luxembourg: 0.4%
2,158		RTL Group SA	100,514	0.2
5,265		SES S.A. - Luxembourg	84,893	0.2
			185,407	0.4

		Netherlands: 7.2%
14,036	(2)	ABN AMRO Bank NV	248,931	0.5
20,711		ING Groep NV	197,866	0.4
15,805		Koninklijke Ahold Delhaize NV	370,237	0.8
48,626		Koninklijke KPN NV	154,013	0.3
7,074		NN Group NV	237,041	0.5
36,967		Royal Dutch Shell PLC - Class A	1,027,059	2.1
14,020		Unilever NV	869,914	1.8
5,231		Wolters Kluwer NV	376,556	0.8
			3,481,617	7.2

		New Zealand: 0.2%
39,753		Spark New Zealand Ltd.	110,670	0.2

		Norway: 1.1%
13,083		Mowi ASA	312,955	0.7
22,121		Orkla ASA	202,671	0.4
			515,626	1.1

		Singapore: 2.2%
96,000		ComfortDelgro Corp., Ltd.	169,340	0.4
2,600		Jardine Cycle & Carriage Ltd.	57,753	0.1
13,800		SATS Ltd.	47,711	0.1
15,400		Singapore Airlines Ltd.	98,001	0.2
27,200		Singapore Exchange Ltd.	160,571	0.3
149,600		Singapore Telecommunications Ltd.	341,238	0.7
46,900		Singapore Technologies Engineering Ltd.	132,930	0.3
76,200		Yangzijiang Shipbuilding Holdings Ltd.	49,822	0.1
			1,057,366	2.2

		Spain: 2.7%
1,742	(2)	Aena SME SA	314,530	0.7
1,459		Amadeus IT Group SA	108,798	0.2
9,706		Enagas	211,329	0.5
11,911		Endesa S.A.	306,122	0.6
12,240		Ferrovial SA - FERE	348,394	0.7
			1,289,173	2.7

		Sweden: 0.6%
17,547		Swedbank AB	225,752	0.4
2,280		Swedish Match AB	89,457	0.2
			315,209	0.6

		Switzerland: 8.6%
128		Givaudan	347,104	0.7
708		Kuehne & Nagel International AG	103,151	0.2
12,678		Nestle SA	1,424,683	3.0
8,710		Novartis AG	785,248	1.6
3,510		Roche Holding AG	959,144	2.0
1,422		Zurich Insurance Group AG	506,739	1.1
			4,126,069	8.6

		United Kingdom: 13.2%
8,789		Admiral Group PLC	230,321	0.5
40,511	(2)	Auto Trader Group PLC	262,619	0.5
67,103		Aviva PLC	289,693	0.6
56,636		BAE Systems PLC	376,636	0.8

See Accompanying Notes to Financial Statements

3

PORTFOLIO OF INVESTMENTS
Voya International High Dividend Equity Income Fund	AS OF August 31, 2019 (Unaudited) (CONTINUED)

49,522	Barclays PLC	82,495	0.2
138,424	BT Group PLC	278,870	0.6
9,625	Bunzl PLC	236,075	0.5
233,593	Centrica PLC	198,365	0.4
6,238	Coca-Cola European Partners PLC - USD	351,449	0.7
16,273	Compass Group PLC	412,721	0.8
1,806	Diageo PLC	77,321	0.2
61,952	Direct Line Insurance Group PLC	213,774	0.4
32,757	Evraz PLC	197,855	0.4
30,987	GlaxoSmithKline PLC	645,748	1.3
10,407	Investec PLC - INVP - GBP	53,704	0.1
93,424	J Sainsbury PLC	223,545	0.5
108,840	Legal & General Group PLC	291,603	0.6
94,574	Marks & Spencer Group PLC	222,039	0.5
3,873	Next PLC	280,362	0.6
11,836	Persimmon PLC	274,827	0.6
9,796	Relx PLC (GBP Exchange)	235,067	0.5
146,433	Taylor Wimpey PLC	260,618	0.5
222,745	Vodafone Group PLC	421,436	0.9
99,432	WM Morrison Supermarkets PLC	221,784	0.5
		6,338,927	13.2

	Total Common Stock
	(Cost $48,640,030)	46,870,855	97.6

EXCHANGE-TRADED FUNDS: 1.1%
8,611	iShares MSCI EAFE ETF	544,302	1.1

	Total Exchange-Traded Funds (Cost $558,092)	544,302	1.1

	Total Investments in Securities (Cost $49,198,122)	$47,415,157	98.7
	Assets in Excess of Other Liabilities	617,148	1.3
	Net Assets	$48,032,305	100.0

(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

See Accompanying Notes to Financial Statements

4

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(a)(4)	Auditor Change.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya International High Dividend Equity Income Fund

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: November 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: November 8, 2019

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 8, 2019